Exhibit 99.1

  City National Corp.'s Second-Quarter 2006 Earnings Grow To $58.7 Million, or $1.16 per Share; Earnings Per Share up 3 Percent from the Same Period Last Year

     LOS ANGELES--(BUSINESS WIRE)--July 19, 2006--City National Corporation (NYSE: CYN), the parent company of wholly owned City National Bank, today reported second-quarter 2006 net income of $58.7 million, or $1.16 per share, up from $57.7 million, or $1.13 per share, for the second quarter of 2005.
     Year to date, City National has earned $116 million, or $2.28 per share, on revenue of $419.9 million. In the first half of 2005, the company earned net income of $113.2 million, or $2.22 per share, on revenue of $397.8 million.

     SECOND-QUARTER HIGHLIGHTS

     -- Second-quarter revenue totaled $212.6 million, a 6 percent increase from the same period last year.

     -- Average loans grew to $9.9 billion, up 13 percent from the second quarter of 2005. This growth was led by increases in commercial loans and residential mortgages.

     -- Loan recoveries exceeded charge-offs, and nonaccrual loans amounted to $15 million, down $7.2 million, or 32 percent, from the second quarter of 2005 but up $0.4 million from the first quarter of this year.

     -- Average deposits of $11.9 billion were 2 percent higher than the second quarter of 2005 and 3 percent higher than the first quarter of this year.

     -- Noninterest income grew to $58.6 million, 14 percent higher than the second quarter of 2005 and 7 percent higher than the first quarter of this year, due primarily to the continuing growth of City National's wealth management and international services fee revenue.

     "City National made good progress in the second quarter, continuing to add clients, invest for the future and build shareholder value," said President and Chief Executive Officer Russell Goldsmith. "We're pleased that both average loans and fee income grew at double-digit rates and that credit quality was excellent.
     "In the second quarter we completed the acquisition of Independence Investments, which brings client investment assets held by City National and its affiliates to more than $47 billion. We also formed a strategic alliance with the Bank of East Asia, the largest independent bank in Hong Kong, to provide clients of both companies with greater financial capabilities and expertise on the ground in our respective countries. City National again demonstrated its commitment to growing shareholder value and its willingness to deploy capital productively by repurchasing 1.5 million shares and obtaining the authorization to buy back an additional 1.5 million shares."


                         For the three months        For the
                                ended                 three
Dollars in millions,          June 30,                months
except per share         ---------------------  %     ended       %
                                              Change March 31,  Change
                           2006       2005             2006
----------------------- ---------- ---------- ------ ---------  ------
Earnings Per Share         $1.16      $1.13       3     $1.12       4
Net Income                  58.7       57.7       2      57.2       3
Average Assets          14,782.5   14,040.6       5  14,826.5      (0)
Return on Average
 Assets                     1.59 %     1.65 %    (4)     1.57 %     2
Return on Average
 Equity                    16.20      17.03      (5)    15.68       3

     ASSETS

     Total assets at June 30, 2006 were $14.5 billion, up slightly from one year ago but down 2 percent from March 31 of this year. The decrease from the first quarter reflects a 15 percent reduction in the company's investment securities portfolio.

     REVENUE

     Strong loan growth and solid growth in fees drove revenue higher. Second-quarter revenue (net interest income plus noninterest income) totaled $212.6 million, up 6 percent from the second quarter of 2005 and 3 percent from the first quarter of this year.

     NET INTEREST INCOME

     Fully taxable-equivalent net interest income reached $157.5 million in the second quarter of 2006, up 3 percent from $152.7 million for the same period last year. Fully taxable-equivalent net interest income in the first quarter of 2006 was $155.5 million.
     Lending activity continued to grow in the second quarter. Average loan balances reached $9.9 billion, up 13 percent from one year ago and 3 percent from the first quarter of 2006. Commercial loans increased 23 percent from the second quarter of 2005 and 4 percent from the first quarter of this year. Residential mortgage lending rose 12 percent from one year ago and 3 percent from the first quarter. Commercial real estate lending was up 3 percent from the second quarter of 2005 and 2 percent from the first quarter. Real estate construction loans increased 2 percent from one year ago, but were unchanged from the first quarter of this year.
     City National's yield on earning assets reached 6.19 percent, up from 5.50 percent in the second quarter of 2005. At June 30, 2006, the bank's prime rate was 8.25 percent, 200 basis points higher than it was at the same time last year.
     Average deposits totaled $11.9 billion, an increase of 2 percent from the second quarter of 2005 and 3 percent from the first quarter of this year.
     Average noninterest-bearing deposits fell 3 percent from the second quarter of 2005 but increased 1 percent from the first quarter of this year. Second-quarter title and escrow balances averaged $1.30 billion, up from $1.25 billion in the first quarter of 2006. Interest-bearing savings and checking account balances were down from both the second quarter of last year and the first quarter of this year. Time deposits, including certificates of deposit, were significantly higher. Total interest expense grew 112 percent from the second quarter of 2005 and 14 percent from the first quarter of this year.
     Responding to the steady rise in short-term interest rates over the last two years, some of the company's business clients have shifted funds from core deposit accounts into higher-yielding deposit and investment accounts. In the first half of 2006, the increase in City National's wealth management money market and brokerage account balances substantially exceeded the decline of low-cost deposits.
     The company's second-quarter net interest margin was 4.65 percent, compared with 4.73 percent during the same period last year and 4.62 percent in the first quarter of 2006.
     Average securities totaled $3.6 billion in the second quarter of 2006, down $490 million from one year ago and $390 million from the first quarter of 2006. The average duration of total available-for-sale securities at June 30, 2006 was
3.5 years, compared with 3.2 years at March 31, 2006.


                                                     For the
                                                      three
                         For the three months         months
                               ended            %     ended       %
Dollars in millions           June 30,        Change March 31,  Change
                           2006       2005             2006
----------------------- ---------- ---------- ------ ---------  ------
Average Loans           $9,902.9   $8,747.7      13  $9,625.0       3
Average Securities       3,581.2    4,071.5     (12)  3,970.4     (10)
Average Earning Assets  13,581.2   12,935.6       5  13,652.2      (1)
Average Deposits        11,930.8   11,678.7       2  11,587.6       3
Average Core Deposits   10,278.7   10,781.6      (5) 10,334.0      (1)
Fully Taxable-
 Equivalent
 Net Interest Income       157.5      152.7       3     155.5       1
Net Interest Margin         4.65 %     4.73 %    (2)     4.62 %     1


     NONINTEREST INCOME

     Second-quarter 2006 noninterest income was $58.6 million, 14 percent higher than the second quarter of 2005, due primarily to the continuing growth of City National's wealth management and international services fee revenue.

     Wealth Management

     City National's assets under management or administration surpassed $47 billion in the second quarter. As a result, trust and investment fees increased 24 percent over the same time last year. Second-quarter brokerage and mutual fund fees also grew 24 percent from the second quarter of 2005.
     On May 31, 2006, City National completed its acquisition of Independence Investment LLC, a Boston-based firm that manages $8 billion in assets for corporate, public and Taft-Hartley pension plans, as well as foundations and endowments. This acquisition is expected to become modestly accretive to earnings in the second half of 2006.
     Not including the acquisition of Independence, City National's trust and investment fee income in the second quarter of 2006 grew 13 percent from the same period last year. Second-quarter noninterest income grew 10 percent from last year, excluding the acquisition of Independence.

     Other Noninterest Income

     Second-quarter cash management and deposit transaction fee income fell 13 percent from the same period last year and 5 percent from the first quarter of 2006, as many clients continued to pay for services with compensating deposit balances.
     International services fee income grew 16 percent from the second quarter of 2005 and 15 percent from the first quarter of this year, largely because of an increase in foreign exchange transaction revenue.

     Other noninterest income for the second quarter of 2006 amounted to $6.9 million, up $2 million from one year ago. The increase was due largely to a $0.9 million gain on the exercise of warrants obtained as the result of a credit restructuring agreement negotiated several years ago.


                                                       At or for
                                                          the
                               At or for the            three
                            three months ended           months
                                 June 30,               ended
                            -------------------   %    March 31,  %
Dollars in millions             2006      2005  Change    2006  Change
--------------------------- --------- --------- ------ ---------------

Trust and Investment Fee
 Revenue                       $24.9     $20.1     24     $21.8    14
Brokerage and Mutual Fund
 Fees                           12.3       9.9     24      11.7     5
Assets Under Management (1) 26,852.9  17,257.5     56  19,246.3    40
Total Assets Under
 Management
or Administration (1)       47,199.0  36,972.9     28  40,435.6    17

(1) Excludes $9.3 billion, $5.5 billion, and $9.4 billion of assets under management for the investment affiliates in which City
    National held minority ownership interests as of June 30, 2006, June 30, 2005, and March 31, 2006, respectively


     NONINTEREST EXPENSE

     Second-quarter 2006 noninterest expense amounted to $119.2 million, up 9 percent from the second quarter of 2005 and 3 percent from the first quarter of this year. Excluding both the acquisition of Independence and the expensing of stock options, noninterest expense grew 6 percent from the second quarter of last year.
     City National's efficiency ratio for the second quarter of 2006 was 55.20 percent, compared with 53.39 percent one year ago and 54.80 percent for the first quarter of this year.

     INCOME TAXES

     The company's second-quarter 2006 effective tax rate was 37.5 percent, compared with 37.3 percent in the second quarter of last year.

     CREDIT QUALITY

     Asset quality remains strong. At June 30, 2006, nonaccrual loans were $15 million, compared with $22.2 million at the same time last year and $14.6 million in the first quarter of 2006. Recoveries exceeded charge-offs for the sixth consecutive quarter, this time by $1.2 million. City National recorded $0.6 million in income through its provision for credit losses, based on the bank's well-established loan-loss allowance methodology, which calculates the allowance by taking into account several factors, including asset quality, credit risk, loan growth and economic conditions.
     At June 30, 2006, the allowance for loan losses was $157.6 million, or 1.60 percent of outstanding loans. The reserve for unfunded credit commitments was an additional $15.2 million.

     OUTLOOK

     As previously disclosed, City National's management expects earnings per share this year to grow at a rate of between 1 percent and 4 percent as compared with 2005.

     CAPITAL RATIOS

     Total risk-based capital and Tier 1 risk-based capital ratios at June 30, 2006 were 14.36 percent and 11.29 percent, compared with the minimum "well-capitalized" capital ratios of 10 percent and 6 percent, respectively. The company's Tier 1 leverage ratio at June 30, 2006 was 8.45 percent. Total risk-based capital, Tier 1 risk-based capital and the Tier 1 leverage ratios at March 31, 2006 were 15.51 percent, 12.36 percent and 8.92 percent, respectively.
     The period-end ratio of shareholders' equity to total assets at June 30, 2006 was 9.73 percent, compared to 9.68 percent at the same time last year, and
10.04 percent at March 31, 2006.

     STOCK REPURCHASE

     During the second quarter of 2006, City National repurchased 1.5 million of its outstanding shares at an average cost per share of $70.34. The company is currently authorized to repurchase as many as 1.8 million shares, including 1.5 million that the board of directors approved on July 6 of this year. City National held 2.2 million shares in treasury as of June 30, 2006.

     CONFERENCE CALL

     City National Corporation will host a conference call this afternoon to discuss results for the second quarter of 2006. The call will begin at 2:00 p.m. PDT. Analysts and investors may dial in and participate in the question/answer session. To access the call, please dial (866) 383-8009 and enter pass code 44034885. A listen-only live broadcast of the call also will be available on the investor relations page of the company's Website at cnb.com. There, it will be archived and available for 12 months.

     ABOUT CITY NATIONAL

     City National Corporation's wholly owned subsidiary, City National Bank, is California's Premier Private and Business Bank(R). It provides banking, investment and trust services through 55 offices, including 12 full-service regional centers, in Southern California, the San Francisco Bay Area and New York City. The corporation also holds majority ownership interests in 11 investment affiliates.

     FORWARD-LOOKING STATEMENTS

     This news release contains forward-looking statements about the company, for which the company claims the protection of the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995.
     Forward-looking statements are based on management's knowledge and belief as of today and include information concerning the company's possible or assumed future financial condition, and its results of operations, business and earnings outlook. These forward-looking statements are subject to risks and uncertainties. A number of factors, some of which are beyond the company's ability to control or predict, could cause future results to differ materially from those contemplated by such forward-looking statements. These factors include (1) changes in interest rates, (2) significant changes in banking laws or regulations, (3) increased competition in the company's markets, (4) other-than-expected credit losses due to real estate cycles or other economic events, (5) earthquake or other natural disasters affecting the condition of real estate collateral, (6) the effect of acquisitions and integration of acquired businesses, and (7) the impact of changes in regulatory, judicial or legislative tax treatment of business transactions. Management cannot predict at this time the strength of the economy, and a slowing or reversal could adversely affect our performance in a number of ways including decreased demand for our products and services and increased credit losses. Likewise, changes in deposit interest rates, among other things, could slow the rate of growth or put pressure on current deposit levels. Forward-looking statements speak only as of the date they are made, and the company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the statements are made, or to update earnings guidance including the factors that influence earnings.
     For a more complete discussion of these risks and uncertainties, see the company's Annual Report on Form 10-K for the year ended December 31, 2005 and particularly Part I, Item 1A, titled "Risk Factors."


CITY NATIONAL CORPORATION
FINANCIAL HIGHLIGHTS
(unaudited)


                       Three Months                 Six Months
                  ------------------------ ---------------------------
For The Period                      %                            %
Ended June 30,     2006    2005   Change      2006     2005    Change
----------------- ------------------------ ---------------------------
Per Common Share
  Net Income
   Basic           $1.20   $1.18        2     $2.36    $2.30        2
   Diluted          1.16    1.13        3      2.28     2.22        2
  Dividends         0.41    0.36       14      0.82     0.72       14
  Book value                                  29.26    28.51        3

Results of Operations:
 (In millions)
  Interest income   $206    $174       18      $404     $342       18
  Interest
   expense            52      24      112        98       46      114
                  ------- -------          --------- --------
   Net interest
    income           154     150        3       306      296        3
  Net interest
   income (Fully
   tax-
   equivalent)       157     153        3       313      303        3
  Total revenue      213     201        6       420      398        6
  Provision for
   credit losses      (1)      -       NM        (1)       -       NM
  Net income          59      58        2       116      113        2

Financial Ratios:
  Performance Ratios:
   Return on
    average
    assets          1.59 %  1.65 %             1.58 %   1.64 %
   Return on
    average
    shareholders'
    equity         16.20   17.03              15.94    16.83
   Period-end
    shareholders'
    equity to
    period-end assets                          9.73     9.68
   Net interest
    margin          4.65    4.73               4.63     4.74
   Efficiency
    ratio          55.20   53.39              55.00    53.74
  Capital Adequacy
   Ratios (Period end):
   Tier 1 leverage                             8.45     8.39
   Tier 1 risk-based capital                  11.29    11.91
   Total risk-based capital                   14.36    15.45

Asset Quality
 Ratios:
  Allowance for loan and lease
   losses to:
   Total loans                                 1.60 %   1.67 %
   Nonaccrual loans                        1,050.47   667.52
  Nonperforming
   assets to:
   Total loans and nonperforming assets        0.15     0.25
   Total assets                                0.10     0.15
  Net (charge-
   offs)/
  recoveries to
   Average total
    loans
    (annualized)    0.05 %  0.05 %             0.08 %   0.03 %

Average Balances:
 (In millions)
  Loans           $9,903  $8,748       13    $9,765   $8,660       13
  Interest-
   earning assets 13,581  12,936        5    13,617   12,861        6
  Assets          14,782  14,041        5    14,804   13,957        6
  Core deposits   10,279  10,782       (5)   10,306   10,706       (4)
  Deposits        11,931  11,679        2    11,760   11,626        1
  Interest-
   bearing
   liabilities     7,309   6,527       12     7,338    6,589       11
  Shareholders'
   equity          1,454   1,359        7     1,467    1,356        8

Period-End Balances:
 (In millions)
  Loans                                      $9,822   $8,870       11
  Assets                                     14,477   14,476        -
  Core deposits                              10,152   11,141       (9)
  Deposits                                   11,979   12,152       (1)
  Shareholders' equity                        1,408    1,401        1


Wealth Management:
 (In millions) (1)
  Assets under management                   $26,853  $17,258       56
  Assets under management or
   administration                            47,199   36,973       28



(1) Excludes 9,255 and $5,539 million of assets under management for the Convergent Capital Management asset managers in which City National holds minority ownership interests as of June 30, 2006 and June 30, 2005, respectively.


CITY NATIONAL CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(unaudited)


                    Three Months Ended            Six Months Ended
(Dollars in             June 30,                     June 30,
 thousands except                     %                           %
 per share data)  2006     2005     Change     2006     2005    Change
-------------- -------------------------------------------------------
Interest
 income        $206,204  $174,265       18  $404,396  $341,915     18
Interest
 expense         52,206    24,619      112    97,992    45,843    114
               --------- ---------          --------- ---------
Net Interest
 Income         153,998   149,646        3   306,404   296,072      3

Provision for
 Credit Losses     (610)        -        -      (610)        -      -

Noninterest
 Income
 Trust and
  investment
  fees           24,909    20,119       24    46,683    39,963     17
 Brokerage and
  mutual fund
  fees           12,269     9,931       24    23,953    19,807     21
 Cash
  management
  and
  deposit
  transaction
  fees            7,691     8,874      (13)   15,755    17,884    (12)
 International
  services        6,870     5,908       16    12,859    10,796     19
 Bank-owned
  life
  insurance         677       652        4     1,611     1,516      6
 Other service
  charges and
  fees            6,888     4,869       41    12,665    10,467     21
 Gain (loss)
  on sale of
  assets              -       162     (100)        -       185   (100)
 Gain (loss)
  on sale of
  securities       (716)      844     (185)       (8)    1,099   (100)
               --------- ---------          --------- ---------
  Total
   noninterest
   income        58,588    51,359       14   113,518   101,717     12

Noninterest
 Expense
 Salaries and
  employee
  benefits       73,718    63,839       15   145,334   130,471     11
 Net occupancy
  of premises     9,460     8,727        8    18,472    16,343     13
 Legal and
  professional
  fees            9,169    10,791      (15)   18,586    19,505     (5)
 Information
  services        4,571     4,015       14     9,027     8,226     10
 Depreciation     4,662     4,535        3     9,322     9,105      2
 Amortization
  of
  intangibles     1,974     1,441       37     3,865     2,882     34
 Marketing and
  advertising     4,990     3,943       27     9,006     7,517     20
 Office
  services        2,549     2,688       (5)    5,240     5,177      1
 Equipment          623       646       (3)    1,255     1,195      5
 Minority
  interest
  expense         1,213     1,532      (21)    2,441     3,343    (27)
 Other            6,243     6,796       (8)   11,947    13,504    (12)
               --------- ---------          --------- ---------
  Total
   noninterest
   expense      119,172   108,953        9   234,495   217,268      8
               --------- ---------          --------- ---------

Income Before
 Taxes           94,024    92,052        2   186,037   180,521      3

Applicable
 Income Taxes    35,283    34,345        3    70,063    67,353      4
               --------- ---------          --------- ---------

Net Income      $58,741   $57,707        2  $115,974  $113,168      2
               ========= =========          ========= =========

Other Data:
 Earnings per
  common share
  - basic         $1.20     $1.18        2     $2.36     $2.30      2
 Earnings per
  common share
  - diluted       $1.16     $1.13        3     $2.28     $2.22      2
 Dividends
  paid per
  common share    $0.41     $0.36       14     $0.82     $0.72     14
 Dividend
  payout ratio    34.43 %   30.86 %     12     35.03 %   31.43 %   11
 Return on
  average
  assets           1.59 %    1.65 %     (4)     1.58 %    1.64 %   (3)
 Return on
  average
  share-
 holders'
  equity          16.20 %   17.03 %     (5)    15.94 %   16.83 %   (5)
 Net interest
  margin (Fully
  taxable-
  equivalent)      4.65 %    4.73 %     (2)     4.63 %    4.74 %   (2)


CITY NATIONAL CORPORATION
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(unaudited)

                                                   2006
                                        -----------------------------
(Dollars in thousands                    Second     First    Year to
    except per share data)               Quarter   Quarter    Date
--------------------------------------- --------- --------- ---------
Interest Income                         $206,204  $198,192  $404,396
Interest Expense                          52,206    45,786    97,992
                                        --------- --------- ---------
    Net Interest Income                  153,998   152,406   306,404

Provision for Credit Losses                 (610)        -      (610)

Noninterest Income
    Trust and investment fees             24,909    21,774    46,683
    Brokerage and mutual fund fees        12,269    11,684    23,953
    Cash management and
      deposit transaction fees             7,691     8,064    15,755
    International services                 6,870     5,989    12,859
    Bank-owned life insurance                677       934     1,611
    Other service charges and fees         6,888     5,777    12,665
    Gain (loss) on sale of assets              -         -         -
    Gain (loss) on sale of securities       (716)      708        (8)
                                        --------- --------- ---------
      Total noninterest income            58,588    54,930   113,518

Noninterest Expense
    Salaries and employee benefits        73,718    71,616   145,334
    Net occupancy of premises              9,460     9,012    18,472
    Legal and professional fees            9,169     9,417    18,586
    Information services                   4,571     4,456     9,027
    Depreciation                           4,662     4,660     9,322
    Amortization of intangibles            1,974     1,891     3,865
    Marketing and advertising              4,990     4,016     9,006
    Office services                        2,549     2,691     5,240
    Equipment                                623       632     1,255
    Minority interest expense              1,213     1,228     2,441
    Other                                  6,243     5,704    11,947
                                        --------- --------- ---------
      Total noninterest expense          119,172   115,323   234,495
                                        --------- --------- ---------

Income Before Taxes                       94,024    92,013   186,037

Applicable Income Taxes                   35,283    34,781    70,063
                                        --------- --------- ---------

Net Income                               $58,741   $57,232  $115,974
                                        ========= ========= =========

Other Data:
    Earnings per common share - basic      $1.20     $1.16     $2.36
    Earnings per common share - diluted    $1.16     $1.12     $2.28
    Dividends paid per common share        $0.41     $0.41     $0.82
    Dividend payout ratio                  34.43 %   35.65 %   35.03 %
    Return on average assets                1.59 %    1.57 %    1.58 %
    Return on average shareholders'
     equity                                16.20 %   15.68 %   15.94 %
    Net interest margin (Fully taxable-
     equivalent)                            4.65 %    4.62 %    4.63 %
    Full-time equivalent employees         2,648     2,570


CITY NATIONAL CORPORATION
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(unaudited)

                                         2005
                    -------------------------------------------------
(Dollars in          Fourth     Third    Second     First     Full
 thousands except    Quarter   Quarter   Quarter   Quarter    Year
 per share data)
------------------- --------- --------- --------- --------- ---------
Interest Income     $191,927  $184,710  $174,265  $167,650  $718,552
Interest Expense      31,886    28,396    24,619    21,224   106,125
                    --------- --------- --------- --------- ---------
      Net Interest
       Income        160,041   156,314   149,646   146,426   612,427

Provision for
 Credit Losses             -         -         -         -         -

Noninterest Income
      Trust and
       investment
       fees           20,362    20,494    20,119    19,844    80,818
      Brokerage and
       mutual fund
       fees           11,174    10,946     9,931     9,877    41,927
      Cash
       management
       and
       deposit
        transaction
        fees           7,842     8,370     8,874     9,010    34,096
      International
       services        6,256     6,107     5,908     4,888    23,159
      Bank-owned
       life
       insurance         670     1,017       652       864     3,203
      Other service
       charges and
       fees            6,591     5,573     4,869     5,597    22,632
      Gain on sale
       of assets          81       801       162        23     1,067
      Gain (loss)
       on sale of
       securities        (53)      241       844       255     1,287
                    --------- --------- --------- --------- ---------
       Total
        noninterest
        income        52,923    53,549    51,359    50,358   208,189

Noninterest Expense
      Salaries and
       employee
       benefits       66,460    66,467    63,839    66,632   263,398
      Net occupancy
       of premises    10,074     8,666     8,727     7,616    35,083
      Legal and
       professional
       fees           11,419    10,672    10,791     8,714    41,596
      Information
       services        4,299     4,471     4,015     4,211    16,996
      Depreciation     4,778     4,551     4,535     4,570    18,434
      Amortization
       of
       intangibles     1,865     1,852     1,441     1,441     6,595
      Marketing and
       advertising     4,472     4,182     3,943     3,574    16,171
      Office
       services        2,942     2,578     2,688     2,489    10,697
      Equipment          582       578       646       549     2,355
      Minority
       interest
       expense           571     1,761     1,532     1,811     5,675
      Other            6,690     6,862     6,796     6,708    27,060
                    --------- --------- --------- --------- ---------
       Total
        noninterest
        expense      114,152   112,640   108,953   108,315   444,060
                    --------- --------- --------- --------- ---------

Income Before Taxes   98,812    97,223    92,052    88,469   376,556

Applicable Income
 Taxes                37,055    37,413    34,345    33,008   141,821
                    --------- --------- --------- --------- ---------

Net Income           $61,757   $59,810   $57,707   $55,461  $234,735
                    ========= ========= ========= ========= =========

Other Data:
      Earnings per
       common share
       - basic         $1.25     $1.22     $1.18     $1.13     $4.77
      Earnings per
       common share
       - diluted       $1.21     $1.17     $1.13     $1.09     $4.60
      Dividends
       paid per
       common share    $0.36     $0.36     $0.36     $0.36     $1.44
      Dividend
       payout ratio    28.89 %   29.82 %   30.86 %   32.02 %   30.35 %
      Return on
       average
       assets           1.69 %    1.66 %    1.65 %    1.62 %    1.66 %
      Return on
       average
       shareholders'
       equity          17.15 %   16.74 %   17.03 %   16.63 %   16.89 %
      Net interest
       margin (Fully
       taxable-
       equivalent)      4.85 %    4.80 %    4.72 %    4.75 %    4.79 %
      Full-time
       equivalent
       employees       2,539     2,516     2,477     2,445


CITY NATIONAL CORPORATION
CONSOLIDATED PERIOD END BALANCE SHEET
(unaudited)



                                                       2006
                                             -------------------------
                                                Second       First
(In thousands)                                 Quarter      Quarter
-------------------------------------------- ------------ ------------
Assets
   Cash and due from banks                      $467,076     $457,156
   Federal funds sold                              1,900            -
   Due from banks - interest-bearing              50,416       48,890
   Securities-available-for-sale               3,211,590    3,850,173
   Trading account securities                    123,418       57,353
   Loans:
       Commercial                              3,738,361    3,698,614
       Commercial real estate mortgages        2,032,698    1,891,517
       Residential mortgages                   2,769,340    2,700,966
       Real estate construction                  723,570      748,696
       Equity lines of credit                    364,312      339,348
       Installment                               193,474      188,262
                                             ------------ ------------
            Total loans                        9,821,755    9,567,403
            Allowance for loan and lease
             losses                             (157,580)    (156,482)
                                             ------------ ------------
            Net loans                          9,664,175    9,410,921
   Premises and equipment, net                    84,802       84,884
   Goodwill and other intangibles                298,004      283,642
   Other assets                                  575,686      546,365
                                             ------------ ------------
       Total assets                          $14,477,067  $14,739,384
                                             ============ ============

Liabilities:
   Deposits:
       Noninterest-bearing                    $5,880,630   $5,945,485
       Interest-bearing                        6,098,200    5,963,044
                                             ------------ ------------
            Total deposits                    11,978,830   11,908,529
   Federal funds purchased and securities
       sold under repurchase agreements          234,995      526,920
   Other short-term borrowed funds               143,724      151,522
   Subordinated debt                             266,675      269,785
   Other long-term debt                          209,864      213,819
   Minority interest                              27,985       25,225
   Other liabilities                             206,929      164,020
                                             ------------ ------------
       Total liabilities                      13,069,002   13,259,820

Shareholders' Equity
   Common stock                                   50,735       50,693
   Additional paid-in capital                    402,476      399,976
   Retained earnings                           1,196,812    1,158,290
   Accumulated other
       comprehensive loss                        (86,931)     (73,250)
   Treasury shares                              (155,027)     (56,145)
                                             -------------------------
       Total shareholders' equity              1,408,065    1,479,564
                                             -------------------------
       Total liabilities and shareholders'
        equity                               $14,477,067  $14,739,384
                                             ============ ============


CITY NATIONAL CORPORATION
CONSOLIDATED PERIOD END BALANCE SHEET
(unaudited)



                                           2005
                   ---------------------------------------------------
                      Fourth       Third        Second       First
(In thousands)       Quarter      Quarter      Quarter      Quarter
------------------ ------------ ------------ ------------ ------------
Assets
   Cash and due
    from banks        $365,217     $438,786     $406,709     $386,999
   Federal funds
    sold               157,000      185,000      400,000      190,000
   Due from banks
    - interest-
    bearing             40,803       39,485       34,676       36,982
   Securities-
    available-for-
    sale             3,999,261    4,030,296    4,057,267    4,018,969
   Trading account
    securities          59,344       42,634       22,337       37,490
   Loans:
    Commercial       3,505,576    3,367,607    3,311,059    3,082,663
    Commercial
     real estate
     mortgages       1,860,262    1,841,111    1,826,379    1,848,512
    Residential
     mortgages       2,644,030    2,571,537    2,485,177    2,405,732
    Real estate
     construction      721,890      711,755      724,895      759,090
    Equity lines
     of credit         333,548      317,703      310,101      274,735
    Installment        200,296      195,168      212,064      201,821
                   ------------ ------------ ------------ ------------
         Total
          loans      9,265,602    9,004,881    8,869,675    8,572,553
         Allowance
          for loan
          and
          lease
          losses      (153,983)    (152,920)    (147,930)    (147,607)
                   ------------ ------------ ------------ ------------
         Net loans   9,111,619    8,851,961    8,721,745    8,424,946
   Premises and
    equipment, net      82,868       76,754       73,169       68,354
   Goodwill and
    other
    intangibles        284,124      285,553      289,675      291,116
   Other assets        481,624      478,975      470,020      463,182
                   ------------ ------------------------- ------------
    Total assets   $14,581,860  $14,429,444  $14,475,598  $13,918,038
                   ============ ========================= ============

Liabilities:
   Deposits:
    Noninterest-
     bearing        $6,562,038   $6,345,907   $6,468,339   $6,069,061
    Interest-
     bearing         5,576,434    5,769,807    5,683,869    5,693,563
                   ------------ ------------ ------------ ------------
         Total
          deposits  12,138,472   12,115,714   12,152,208   11,762,624
   Federal funds
    purchased and
    securities
    sold under
     repurchase
     agreements        190,190      191,036      204,052      155,645
   Other short-
    term borrowed
    funds              100,000       26,197       27,678          125
   Subordinated
    debt               275,682      278,076      285,771      280,068
   Other long-term
    debt               219,445      221,168      233,290      224,829
   Minority
    interest            24,351       24,856       25,400       25,525
   Other
    liabilities        175,712      155,220      146,311      149,039
                   ------------ ------------ ------------ ------------
    Total
     liabilities    13,123,852   13,012,267   13,074,710   12,597,855

Shareholders' Equity
   Common stock         50,601       50,601       50,640       50,712
   Additional
    paid-in
    capital            396,659      398,289      398,981      399,612
   Retained
    earnings         1,121,474    1,077,561    1,035,589      995,688
   Accumulated
    other
    comprehensive
     (loss)            (51,551)     (36,879)     (12,948)     (43,288)
   Treasury shares     (59,175)     (72,395)     (71,374)     (82,541)
                   ------------ ------------ ------------ ------------
    Total
     shareholders'
     equity          1,458,008    1,417,177    1,400,888    1,320,183
                   ------------ ------------ ------------ ------------
    Total
     liabilities
     and
     shareholders'
     equity        $14,581,860  $14,429,444  $14,475,598  $13,918,038
                   ============ ============ ============ ============


CITY NATIONAL CORPORATION
CREDIT LOSS EXPERIENCE
(unaudited)

                                                  2006
                                       -----------------------------
                                        Second     First    Year To
(Dollars in                             Quarter   Quarter    Date
 thousands)
------------------                     --------- --------- ---------
Allowance for Loan and Lease Losses
Balance at beginning of period         $156,482  $153,983  $153,983

Net (charge-
 offs)/recoveries:
 Commercial                               1,122     1,792     2,914
 Commercial real estate mortgages            11       844       855
 Residential
  mortgages                                   -         -         -
 Real estate
  construction                               17        16        33
 Equity lines of
  credit                                      -         -         -
 Installment                                 11         4        15
                                       --------- --------- ---------
  Total net (charge-offs)/recoveries      1,161     2,656     3,817

Provision for
 credit losses                              (63)     (157)     (220)

                                       --------- --------- ---------
Balance at end of
 period                                $157,580  $156,482  $157,580
                                       ========= ========= =========


Net (Charge-Offs)/Recoveries to
 Average Total Loans: (annualized)

 Commercial                                0.11 %    0.19 %    0.15 %
 Commercial real estate mortgages          0.00 %    0.18 %    0.09 %
 Residential
  mortgage                                 0.00 %    0.00 %    0.00 %
 Real estate
  construction                             0.01 %    0.01 %    0.01 %
 Equity lines of
  credit                                   0.00 %    0.00 %    0.00 %
 Installment                               0.02 %    0.01 %    0.02 %
  Total loans                              0.05 %    0.11 %    0.08 %

Reserve for Off-Balance Sheet Credit Commitments

Balance at beginning of period          $15,753   $15,596   $15,596
 Provision for
  credit losses                            (547)      157      (390)
                                       --------- --------- ---------
Balance at end of
 period                                 $15,206   $15,753   $15,206
                                       ========= ========= =========



                                           2005
                    -------------------------------------------------
                     Fourth     Third    Second     First     Full
(Dollars in          Quarter   Quarter   Quarter   Quarter    Year
 thousands)
------------------  --------- --------- --------- --------- ---------
Allowance for Loan
 and Lease Losses
Balance at beginning
 of period          $152,920  $147,930  $147,607  $148,568  $148,568

Net (charge-
 offs)/recoveries:
 Commercial            2,085     4,213     1,067     2,117     9,482
 Commercial real
  estate mortgages         7       324         7    (1,893)   (1,555)
 Residential
  mortgages                -         -         1         2         3
 Real estate
  construction            15     1,192        71        23     1,301
 Equity lines of
  credit                   -         -        39         1        40
 Installment             (11)       13         5       (18)      (11)
                    --------- --------- --------- --------- ---------
  Total net (charge-
   offs)/recoveries    2,096     5,742     1,190       232     9,260

Provision for
 credit losses        (1,033)     (752)     (867)   (1,193)   (3,845)

                    --------- --------- --------- --------- ---------
Balance at end of
 period             $153,983  $152,920  $147,930  $147,607  $153,983
                    ========= ========= ========= ========= =========


Net (Charge-Offs)/
 Recoveries to Average
 Total Loans: (annualized)

 Commercial             0.24 %    0.50 %    0.13 %    0.28 %    0.29 %
 Commercial real
  estate mortgages      0.00 %    0.07 %    0.00 %   (0.41)%   (0.09)%
 Residential
  mortgage              0.00 %    0.00 %    0.00 %    0.00 %    0.00 %
 Real estate
  construction          0.01 %    0.65 %    0.04 %    0.01 %    0.17 %
 Equity lines of
  credit                0.00 %    0.00 %    0.05 %    0.00 %    0.01 %
 Installment           (0.02)%    0.02 %    0.01 %   (0.03)%   (0.01)%
  Total loans           0.09 %    0.25 %    0.05 %    0.01 %    0.10 %

Reserve for Off-Balance
 Sheet Credit Commitments

Balance at beginning
 of period           $14,563   $13,811   $12,944   $11,751   $11,751
 Provision for
  credit losses        1,033       752       867     1,193     3,845
                    --------- --------- --------- --------- ---------
Balance at end of
 period              $15,596   $14,563   $13,811   $12,944   $15,596
                    ========= ========= ========= ========= =========


CITY NATIONAL CORPORATION
NONPERFORMING ASSETS
(unaudited)



                       2006                     2005
                ------------------- ----------------------------------
                Second     First    Fourth    Third    Second   First
(Dollars in     Quarter   Quarter   Quarter  Quarter  Quarter  Quarter
 thousands)
--------------- --------- --------- --------- -------- -------- ------
Nonaccrual Loans
  Commercial      $6,691   $5,642    $5,141  $14,917  $17,982  $25,117
  Commercial
   real estate
   mortgages       3,644      923       923      955    1,543    1,945
  Residential
   mortgages           -        -       294    2,259    1,990    1,990
  Real estate
   construction    4,617    7,492     7,650        -        -        -
  Equity lines
   of credit           -        -        21       22       22      212
  Installment         49      498       371      401      624      654
                --------- --------- --------- -------- -------- ------
    Total
     nonaccrual
     loans        15,001   14,555    14,400   18,554   22,161   29,918

Other
 Nonperforming
 Assets                -        -         -        -        -        -
                --------- --------- --------- -------- -------- ------

 Total
  nonperforming
  assets         $15,001  $14,555   $14,400  $18,554  $22,161  $29,918
                ========= ========= ========= ======== ======== ======

Loans 90 Days
 or More Past
 Due
 on Accrual
  Status             $18       $-        $-       $-     $103     $807

Allowance for loan
 and lease losses
 as a percentage
 of:
 Nonaccrual
  loans      1,050.47 %1,075.11 %1,069.33 % 824.19 % 667.52 % 493.37 %
 Total
  nonperforming
  assets     1,050.47 %1,075.11 %1,069.33 % 824.19 % 667.52 % 493.37 %
 Total loans     1.60 %    1.64 %    1.66 %   1.70 %   1.67 %   1.72 %

Nonaccrual loans
 as a percentage
 of total loans  0.15 %    0.15 %    0.16 %   0.21 %   0.25 %   0.35 %

Nonperforming
 assets as a
 percentage of:
 Total loans and
  other
  nonperforming
  assets         0.15 %    0.15 %    0.16 %   0.21 %   0.25 %   0.35 %
 Total assets    0.10 %    0.10 %    0.10 %   0.13 %   0.15 %   0.21 %


CITY NATIONAL CORPORATION
AVERAGE BALANCES AND RATES
(unaudited)


                                          2006
                      ------------------------------------------------
                      Second Quarter   First Quarter    Year to Date
                      --------------- --------------- ----------------
                      Average Average Average Average Average  Average
(Dollars in millions) Balance  Rate   Balance  Rate   Balance   Rate
--------------------- -------- ------ -------- ------ -------- -------
Assets
   Interest-earning
    assets
      Loans
        Commercial     $3,968  6.84 %  $3,813  6.62 %  $3,890   6.74 %
        Commercial
         real estate
         mortgages      1,909  7.60     1,875  7.35     1,892   7.47
        Residential
         mortgages      2,737  5.31     2,663  5.27     2,701   5.29
        Real estate
         construction     743  9.14       743  8.58       743   8.86
        Equity lines
         of credit        352  7.63       334  7.17       343   7.41
        Installment       195  7.72       197  7.41       196   7.57
                      --------        --------        --------
        Total loans     9,903  6.79     9,625  6.59     9,765   6.69
      Due from banks
       - interest-
       bearing             46  2.31        44  1.98        45   2.15
      Federal funds
       sold and
       securities
        purchased
         under resale
         agreements        51  4.77        13  4.32        32   4.68
      Securities
       available-for-
       sale             3,529  4.55     3,926  4.47     3,727   4.51
      Trading account
       securities          52  6.61        44  5.26        48   5.97
                      --------        --------        --------
        Total
         interest-
         earning
         assets        13,581  6.19    13,652  5.98    13,617   6.08
      Allowance for
       loan and lease
       losses            (157)           (155)           (156)
      Cash and due
       from banks         443             439             441
      Other assets        915             891             902
                      --------        --------        --------
        Total assets  $14,782         $14,827         $14,804
                      ========        ========        ========

Liabilities and
 Shareholders' Equity
   Interest-bearing
    deposits
      Interest checking
       accounts          $757  0.27 %    $808  0.23 %    $783   0.25 %
      Money market
       accounts         3,352  2.13     3,388  1.81     3,370   1.97
      Savings
       deposits           174  0.37       179  0.37       176   0.37
      Time deposits -
       under $100,000     176  3.00       180  2.59       178   2.79
      Time deposits -
       $100,000 and
       over             1,652  4.07     1,254  3.42     1,454   3.79
                      --------        --------        --------
        Total
         interest-
         bearing
         deposits       6,111  2.40     5,809  1.92     5,961   2.16

      Federal funds
       purchased and
       securities
        sold under
         repurchase
         agreements       546  4.93       809  4.48       677   4.66
      Other
       borrowings         652  5.51       749  5.09       700   5.29
                      --------        --------        --------
        Total
         interest-
         bearing
         liabilities    7,309  2.86     7,367  2.52     7,338   2.69
   Noninterest-
    bearing deposits    5,820           5,779           5,800
   Other liabilities      199             200             199
   Shareholders'
    equity              1,454           1,481           1,467
                      --------        --------        --------
        Total
         liabilities
         and
         shareholders'
         equity       $14,782         $14,827         $14,804
                      ========        ========        ========

Net interest spread            3.33 %          3.46 %           3.39 %
                               =====           =====           ======
Net interest margin            4.65 %          4.62 %           4.63 %
                               =====           =====           ======

Average prime rate             7.90 %          7.43 %           7.66 %
                               =====           =====           ======


CITY NATIONAL CORPORATION
AVERAGE BALANCES AND RATES
(unaudited)




                                          2005
                      ------------------------------------------------
                       Fourth Quarter  Third Quarter   Second Quarter
                      ------------------------------- ----------------
                      Average Average Average Average Average  Average
(Dollars in millions) Balance   Rate  Balance   Rate  Balance  Rate
------------------------------ ------ -------- ------ -------- ------
Assets

 Loans
  Commercial           $3,517  6.48  % $3,376  6.21  % $3,215  6.01  %
  Commercial real
   estate mortgages     1,849  7.28     1,829  7.47     1,856  7.01
  Residential
   mortgages            2,603  5.23     2,519  5.25     2,444  5.19
  Real estate
   construction           727  8.36       725  7.98       728  7.37
  Equity lines of
   credit                 322  6.77       310  6.10       297  5.70
  Installment             192  7.19       204  7.05       208  7.12
                      --------        --------        --------
  Total loans           9,210  6.45     8,963  6.34     8,748  6.13
 Due from banks -
  interest-bearing         44  1.63        41  1.45        37  1.24
 Federal funds sold and
  securities
  purchased under
   resale agreements       23  4.23        65  3.70        80  2.76
 Securities available-
  for-sale              4,012  4.37     4,030  4.26     4,034  4.25
 Trading account
  securities               39  5.13        37  3.95        37  3.25
                      --------        --------        --------
  Total interest-
   earning assets      13,328  5.80    13,136  5.67    12,936  5.50
 Allowance for loan
  and lease losses       (153)           (151)           (148)
 Cash and due from
  banks                   451             441             443
 Other assets             842             830             810
                      --------        --------        --------
  Total assets        $14,468         $14,256         $14,041
                      ========        ========        ========

Liabilities and Shareholders' Equity

 Interest checking
  accounts               $813  0.21  %   $795  0.14  %   $849  0.08  %
 Money market
  accounts              3,471  1.49     3,507  1.30     3,568  1.15
 Savings deposits         186  0.29       196  0.29       199  0.28
 Time deposits - under
  $100,000                189  2.62       183  2.03       181  0.98
 Time deposits -
  $100,000 and over     1,136  2.78     1,074  2.87       897  2.84
                      --------        --------        --------
  Total interest-
   bearing deposits     5,795  1.56     5,755  1.42     5,694  1.22

 Federal funds purchased
 and securities sold
 under repurchase
   agreements             289  3.79       256  3.25       315  2.88
 Other borrowings         552  4.55       545  4.13       518  3.85
                      --------        --------        --------
  Total interest-
   bearing liabilities  6,636  1.91     6,556  1.72     6,527  1.51
                        6,205           6,104           5,985
                          198             178             170
                        1,429           1,418           1,359
                      --------        --------        --------
  Total liabilities
   and shareholders'
   equity             $14,468         $14,256         $14,041
                      ========        ========        ========

Net interest spread            3.89  %         3.95  %         3.99  %
                               =====           =====           =====
Net interest margin            4.85  %         4.80  %         4.73  %
                               =====           =====           =====

Average prime rate             6.97  %         6.42  %         5.91  %
                               =====           =====           =====


                                                   2005
                                      --------------------------------
                                       First Quarter     Full Year
                                      --------------- ----------------
                                      Average Average Average  Average
(Dollars in millions)                 Balance   Rate  Balance   Rate
---------------------------------------------- ------ -------- -------
Assets

 Loans
  Commercial                           $3,112  5.75  % $3,305   6.13 %
  Commercial real estate mortgages      1,818  7.02     1,838   7.20
  Residential mortgages                 2,354  5.18     2,481   5.21
  Real estate construction                817  6.74       749   7.59
  Equity lines of credit                  265  5.42       299   6.03
  Installment                             206  6.28       202   6.93
                                      --------        --------
  Total loans                           8,572  5.98     8,875   6.23
 Due from banks - interest-bearing         65  1.34        47   1.42
 Federal funds sold and securities
  purchased under resale agreements        33  2.59        50   3.22
 Securities available-for-sale          4,078  4.38     4,038   4.32
 Trading account securities                38  2.40        38   3.71
                                      --------        --------
  Total interest-earning assets        12,786  5.43    13,048   5.60
 Allowance for loan and lease losses     (149)           (150)
 Cash and due from banks                  441             444
 Other assets                             795             819
                                      --------        --------
  Total assets                        $13,873         $14,161
                                      ========        ========

Liabilities and Shareholders' Equity

 Interest checking accounts              $858  0.09  %   $828   0.13 %
 Money market accounts                  3,690  1.00     3,558   1.23
 Savings deposits                         205  0.24       197   0.27
 Time deposits - under $100,000           182  1.69       184   1.65
 Time deposits - $100,000 and over        944  2.19     1,013   2.72
                                      --------        --------
  Total interest-bearing deposits       5,879  1.05     5,780   1.32

 Federal funds purchased and securities
  sold under repurchase agreements        254  2.33       278   3.08
 Other borrowings                         519  3.53       534   4.03
                                      --------        --------
  Total interest-bearing liabilities    6,652  1.29     6,592   1.61
                                        5,694           5,999
                                          175             180
                                        1,352           1,390
                                      --------        --------
  Total liabilities and shareholders'
   equity                             $13,873         $14,161
                                      ========        ========

Net interest spread                            4.14  %          3.99 %
                                               =====           ======
Net interest margin                            4.75  %          4.79 %
                                               =====           ======

Average prime rate                             5.44  %          5.68 %
                                               =====           ======

CITY NATIONAL CORPORATION
CAPITAL AND CREDIT RATING DATA
(unaudited)



                                                       2006
                                            -------------------------
                                             Second   First   Year To
                                            Quarter  Quarter   Date
                                            -------- -------- -------
Per Common Share:
-------------------------------------------
   Shares Outstanding (in thousands):
   Average - Basic                           48,957   49,484  49,220
   Average - Diluted                         50,654   51,309  50,977
   Period-End                                48,115   49,535
Book Value                                   $29.26   $29.87
Price:
   High                                      $78.25   $78.25  $78.25
   Low                                        60.02    71.95   60.02
   Period-end                                 65.09    76.79


Capital Ratios (Dollars in millions):
---------------------------------------------------------------------
Risk-based capital
   Risk-adjusted assets                     $10,811  $10,473
   Tier I capital                            $1,221   $1,295
       Percentage of risk adjusted assets     11.29 %  12.36 %
   Total capital                             $1,552   $1,624
       Percentage of risk adjusted assets     14.36 %  15.51 %
   Tier I leverage ratio                       8.45 %   8.92 %
   Period-end shareholders' equity
       to total period-end assets              9.73 %  10.04 %
   Period-end tangible shareholders' equity
       to total period-end tangible assets     7.83 %   8.27 %
   Average shareholders' equity
       to total average assets                 9.84 %   9.99 %  9.91 %
   Average tangible shareholders' equity
       to total average tangible assets        8.04 %   8.23 %  8.13 %


                                             2005
                             ----------------------------------------
                              Fourth   Third  Second   First    Full
                             Quarter  Quarter Quarter Quarter   Year
                             -------- ------- ------- ------- --------
Per Common Share:
----------------------------
   Shares Outstanding (in
    thousands):
   Average - Basic            49,238  49,198  49,090  49,162  49,159
   Average - Diluted          51,053  51,123  51,043  51,030  51,062
   Period-End                 49,347  49,117  49,145  48,958
Book Value                    $29.55  $28.85  $28.51  $26.97
Price:
   High                       $75.12  $76.10  $72.90  $71.35  $76.10
   Low                         66.39   68.42   66.84   67.49   66.39
   Period-end                  72.44   70.09   71.71   69.82


Capital Ratios (Dollars in
 millions):
------------------------------------
Risk-based capital
   Risk-adjusted assets      $10,148  $9,802  $9,663  $9,410
   Tier I capital             $1,251  $1,195  $1,151  $1,100
       Percentage of risk
        adjusted assets        12.33 % 12.19 % 11.91 % 11.69 %
   Total capital              $1,576  $1,539  $1,493  $1,437
       Percentage of risk
        adjusted assets        15.53 % 15.70 % 15.45 % 15.27 %
   Tier I leverage ratio        8.82 %  8.58 %  8.39 %  8.12 %
   Period-end shareholders' equity
       to total period-end
        assets                 10.00 %  9.82 %  9.68 %  9.49 %
   Period-end tangible shareholders'
    equity
       to total period-end
        tangible assets         8.21 %  8.00 %  7.83 %  7.55 %
   Average shareholders'
    equity
       to total average
        assets                  9.88 %  9.94 %  9.68 %  9.75 %  9.81 %
   Average tangible shareholders'
    equity
       to total average
        tangible assets         8.07 %  8.08 %  7.77 %  7.80 %  7.93 %



Senior Debt Credit Ratings
-------------------------
 For The Period Ended June 30, 2006  Standard
                                         &
                            Fitch     Poor's     DBRS
                          ---------  -------- ----------
  City National Bank          A-        A         A
  City National               A-        A-      A(low)
   Corporation


     CONTACT: City National
              Financial/Investors:
              Christopher J. Carey, 310-888-6777
              Chris.Carey@cnb.com
              or
              Media:
              Cary Walker, 213-673-7615
              Cary.Walker@cnb.com
              or
              Conference Call:
              Today 2:00 p.m. PDT
              866-383-8009
              Pass Code: 44034885